EXHIBIT 99

EXHIBIT     DESCRIPTION

EX-99.a     Articles of Amendment and Restatement of American Century Asset
Allocation Portfolios, Inc., dated August 18, 2004 (filed as Exhibit a to
Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of the
Registrant, File No. 333-116351, on August 30, 2004, and incorporated herein by reference).

EX-99.b     Bylaws of American Century Asset Allocation Portfolios, Inc. (filed as Exhibit b to the Initial Registration Statement on Form N-1A of the
Registrant, File No. 333-116351, on June 10, 2004, and incorporated herein by reference).

EX-99.c     Registrant hereby incorporates by reference, as though set forth fully herein, the Fourth and Sixth Articles of the Registrant's Amended and
Restated Articles of Incorporation, included within Exhibit (a) herein, and
Sections 3 through 11 of the Registrant's Bylaws, incorporated by reference as
Exhibit (b) herein.

EX-99.d     Management Agreement between American Century Asset Allocation
Portfolios, Inc. and American Century Investment Management, Inc., dated as of
August 31, 2004 (filed as Exhibit d to Pre-Effective Amendment No. 1 to the
Registration Statement on Form N-1A of the Registrant, File No. 333-116351, on
August 30, 2004, and incorporated herein by reference).

EX-99.e     Distribution Agreement between American Asset Allocation Portfolios,
Inc. and American Century Investment Services, Inc., dated as of August 31, 2004
(filed as Exhibit e to Pre-Effective Amendment No. 1 to the Registration
Statement on Form N-1A of the Registrant, File No. 333-116351, on August 30,
2004, and incorporated herein by reference).

EX-99.g     Master Agreement by and between Commerce Bank N.A. and Twentieth
Century Services, Inc. (filed as Exhibit b8e to the Registration Statement on
Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on
February 28, 1997, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement between American Century Asset Allocation
Portfolios, Inc. and American Century Services Corporation, dated as of August
31, 2004 (filed as Exhibit h1 to Pre-Effective Amendment No. 1 to the
Registration Statement on Form N-1A of the Registrant, File No. 333-116351, on
August 30, 2004, and incorporated herein by reference).

EX-99.h2    Customer Identification Program Reliance Agreement, dated August 26,
2004.

EX-99.i     Opinion and Consent of Counsel (to be filed by amendment).

EX-99.j1    Consent of Deloitte & Touche LLP (to be filed by amendment).

EX-99.j2    Power of Attorney, dated June 8, 2004 (filed as Exhibit j2 to the
Initial Registration Statement on Form N-1A of the Registrant, File No.
333-116351, filed on June 10, 2004, and incorporated herein by reference).

EX-99.j3    Secretary's Certificate, dated June 9, 2004 (filed as Exhibit j3 to the Initial Registration Statement on Form N-1A of the Registrant, File No.
333-116351, filed on June 10, 2004, and incorporated herein by reference).

EX-99.l     Initial Capital Agreement, dated August 25, 2004 (filed as Exhibit l to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of
the Registrant, File No. 333-116351, on August 30, 2004, and incorporated herein by reference).

EX-99.m1    Advisor Class Master Distribution and Individual Shareholder
Services Plan of American Century Asset Allocation Portfolios, Inc., dated as of
August 31, 2004 (filed as Exhibit m1 to Pre-Effective Amendment No. 1 to the
Registration Statement on Form N-1A of the Registrant, File No. 333-116351, on
August 30, 2004, and incorporated herein by reference).

EX-99.m2    R Class Master Distribution and Individual Shareholder Services Plan
of American Century Asset Allocation Portfolios, Inc., dated as of August 31,
2004 (filed as Exhibit m2 to Pre-Effective Amendment No. 1 to the Registration
Statement on Form N-1A of the Registrant, File No. 333-116351, on August 30,
2004, and incorporated herein by reference).

EX-99.n     Multiple Class Plan of American Century Asset Allocation Portfolios,
Inc., dated as of August 31, 2004 (filed as Exhibit n to Pre-Effective Amendment
No. 1 to the Registration Statement on Form N-1A of the Registrant, File No.
333-116351, on August 30, 2004, and incorporated herein by reference).

EX-99.p     American Century Investments Code of Ethics (filed as Exhibit p to
Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of the
Registrant, File No. 333-116351, on August 30, 2004, and incorporated herein by reference).